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                                                                   EXHIBIT 10.18

                      2004 HOLDING COMPANY CEO BONUS PLAN



PLAN OBJECTIVE: To encourage, recognize and reward exceptional levels of company and individual performance.

PLAN CYCLE: Annual/Calendar Year

PLAN PARTICIPANTS: Chief Executive Officer, Community Shores Bank Corporation

FORM OF AWARD: Cash

TIMING OF AWARD: Normally paid by the end of January of the following year.

TERMINATION OF EMPLOYMENT: No award will be paid if the participant is no longer employed. Exceptions will be determined, by the Board of Directors, in the case of death, disability or prorated for when retirement occurs.

Other: Participants in the plan are not eligible to participate in and receive incentive payments under any other incentive plan unless approved by the Compensation Committee of the Board.


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AWARD CRITERIA: HOLD COMPANY CEO

LEVEL A

                          ELEMENT                                                    PAY-OUT
------------------------------------------------------------ ---------------------------------------------------------
Business Development Goal: $8MM***                                                     60%
------------------------------------------------------------ ---------------------------------------------------------
Holding Company:                                                                       40%

1.       Earnings Per Share Budget ($0.49)                                            (20%)
2.       Multiple to Earnings -- Maintain 4th Quarter 2003
         Ratio to Group Average.                                                      (10%)
3.       Expense Control (Expense not to exceed budget)                               (10%)
------------------------------------------------------------ ---------------------------------------------------------
                                                                                      100%

LEVEL B

                          ELEMENT                                                    PAY-OUT

------------------------------------------------------------ ---------------------------------------------------------
Business Development Goal: $9.5MM                                                      60%
------------------------------------------------------------ ---------------------------------------------------------
Holding Company:                                                                       40%

1.       Earnings Per Share Increase of $0.08 or $0.57                                (25%)
2.       Multiple to Earnings -- 5% Improvement in Ratio
         (1.373)                                                                      (15%)
------------------------------------------------------------ ---------------------------------------------------------
                                                                                      100%



LEVEL C

                          ELEMENT                                                    PAY-OUT
------------------------------------------------------------ ---------------------------------------------------------
Business Development Goal: $11MM                                                       60%
------------------------------------------------------------ ---------------------------------------------------------
Holding Company:                                                                       40%

1.       Earnings Per Share Increase of $0.16 ($0.65)                                 (25%)
2.       Multiple to Earnings -- 10% Improvement in Ratio
         (1.438)                                                                      (15%)
------------------------------------------------------------ ---------------------------------------------------------
                                                                                      100%


Award Calculation:         Level A 15%
                           Level B Additional 5.0% or 20%*
                           Level C Additional 5.0% or 25%**

*        Level A payout is guaranteed
**       Level B payout is guaranteed
***      Business Development Goal
               100% of New Customers
               25% of Business from Existing Customers